UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

NATIONAL HEALTH PARTNERS, INC.

 (Exact Name of Small Business Issuer as Specified in Its Charter)

Indiana	000-51731	04-3786176
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

120 Gibraltar Road, Suite 107
Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 682-7114

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is hereby incorporated by reference.

Section 2 — Financial Information

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 13, 2009, National Health Partners, Inc. (the “Company”) entered into a Second Amendment to Lease Agreement (the “Amendment”) with Liberty Property Limited Partnership.  The Amendment extends the term of the Company’s existing lease of approximately 7,100 square feet of office space located at 120 Gibraltar Road, Suite 107, Horsham, Pennsylvania 19044 from May 31, 2010 to May 31, 2013.  The Amendment provides for an initial monthly rent payment of $7,214 and an initial monthly operating expense payment of approximately $6,160.  The Company will be required to make minimum annual rent payments of approximately $86,500, $90,000 and $93,500, respectively, and estimated annual operating expense payments of approximately $74,000 (subject to periodic increases) during the three-year term of the Amendment.  The Amendment contains standard and customary provisions regarding events of default by the Company, the occurrence of any of which could obligate the Company to immediately pay the full amount of rent payable but not yet due over the remainder of the term of the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms of the Lease filed as Exhibit 10.12 to the Company’s Registration Statement on Form SB-2, File No. 333-126315, initially filed with the Securities and Exchange Commission (“SEC”) on June 30, 2005, as amended, and incorporated by reference herein, the terms of the First Amendment to Lease Agreement filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2007 and incorporated by reference herein, and the Amendment filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 — Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.   The following exhibits are hereby filed with this report.

10.1                           Agreement of Lease, dated April 22, 2004, between Liberty Property Limited Partnership and the Company (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form SB-2, File No. 333-126315, initially filed with the Securities and Exchange Commission on June 30, 2005, as amended)

10.2                           First Amendment to Lease Agreement dated March 13, 2007 by and between the Company and Liberty Property Limited Partnership (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on March 19, 2007)

10.3                           Second Amendment to Lease Agreement dated November 13, 2009 by and between the Company and Liberty Property Limited Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTH PARTNERS, INC.

Dated: November 17, 2009	/s/ David M. Daniels
David M. Daniels
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.3	Second Amendment to Lease Agreement dated November 13, 2009 by and between the Company and Liberty Property Limited Partnership